UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011

WRITERS GROUP FILM CORP.
8200 Wilshire Blvd. Suite 200
Beverly Hills, CA  90211
310.461.3737

Delaware	333-147959	56-2646829
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 25, 2011, registrant completed the transactions contemplated by that certain Restated Share Exchange Agreement of February 25, 2011, by and amount registrant, Front Row Networks, Inc., a Nevada corporation, and the shareholders of Front Row Networks, Inc.  Accordingly, registrant acquired all of the issued and outstanding shares of Front Row Networks, Inc., in exchange for the issuance in the aggregate of 100,000,000 shares of common stock of registrant.  As a result of the Restated Share Exchange Agreement, Front Row Networks, Inc. became a wholly-owned subsidiary of registrant.

Front Row Networks, Inc. is a live concert production and distribution company which produces live concerts in 3-D for initial digital broadcast into movie theaters in North America. Following their theatrical run, the films are then licensed to US and international broadcasters, pay channels, PPV markets, DVD and Blu-Ray distributors, and sold on the internet as downloads.

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

On February 25, 2011, Writers’ Group Film Corp. acquired all of the issued and outstanding shares of Front Row Networks, Inc., thereby making Front Row a wholly-owned subsidiary of Writers’ Group.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Effective as of February 25, 2011, pursuant to the terms of the Restated Share Exchange Agreement described in Items 1.01, 2.01 and 5.01, registrant issued 100,000,000 shares of its common stock to the shareholders of Front Row Networks, Inc., in exchange for all of the issued and outstanding capital stock of Front Row Networks, Inc.

The shares of common stock issued under the Restated Share Exchange Agreement were not registered under the Securities Act of 1933 (the "Securities Act"), and bear restrictive legends that reflect this status.  The securities were issued in a private placement in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  Registrant did not engage in any general solicitation or advertisement for the issuance of these securities.  In connection with this issuance, each person represented that the securities such person is acquiring cannot be resold except pursuant to a effective registration under the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act, and that the certificates representing such securities bear a restrictive legend to that effect and/or such person intends to acquire the securities for investment only and not with a view to the resale thereof.

ITEM 5.01  CHANGE IN CONTROL OF REGISTRANT.

Registrant had reported a change in control on February 3, 2011 in a Form 8-K filed with the Securities and Exchange Commission in connection with a closing of a Stock and Notes Purchase Agreement.  In connection with this Stock and Notes Purchase Agreement, as well as the closing of the Restated Share Exchange Agreement, John Diaz and Michael Sullivan, former controlling shareholders of Front Row Networks, Inc., became controlling shareholders of registrant.

 Other than the transactions and agreements disclosed in this Form 8-K (or previously reported in the Form 8-K of February 3, 2011 ) , registrant knows of no arrangements which may result in a change in control of registrant.

No officer, director, promoter, or affiliate of registrant has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by registrant through security holdings, contracts, options, or otherwise.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 25, 2011, the officers of registrant resigned from all positions held.  Tal L. Kapelner resigned as President and Secretary and Ariella Kapelner resigned as Vice-President and Treasurer.  In addition, Glenn M. Benest resigned as a director and each of Tal L. Kapelner and Ariella Kapelner, as the remaining directors appointed John Diaz as a director of registrant.  Thereafter, each of Tal L. Kapelner and Ariella Kapelner resigned as directors.  The resignations were effective as of the close of business February 25, 2011.  The resignations were not the result of any disagreement with registrant on any matter relating to the Company’s operations, policies or practices.

On February 25, 2011, in connection with the closing of the acquisition of Front Row Networks, Inc., pursuant to the Restated Share Exchange Agreement, the outgoing board of directors of registrant elected the following persons to fill the vacancies created by the resignation of the officers:

John Diaz	61	President

Eric Mitchell	44	Treasurer and Chief Financial Officer

Wendy Haviland	50	Secretary.

The members of registrant’s Board of Directors serve until the next annual meeting of the stockholders, or until their successors have been elected.  The officers serve at the pleasure of the Board of Directors.

Information about our officers and directors are as follows:

John Diaz has enjoyed a nearly 40 year career in music and video production and distribution. Following the advent of a new distribution platform for music in the early 1980’s with the dawn of MTV and the explosion of music videos as a medium and art form, Mr. Diaz established himself as one of the leading producers of music videos and events for broadcast throughout the 90’s.

Turning to the Internet as an emerging content distribution technology in the late 90’s, Mr. Diaz has focused his energies on bringing music and other digital content distribution to the Internet, first as one of the founding employees of mp3.com, then as EVP of Vivendi/Universal’s Internet arm, VUNET.

Eric Mitchell has over 20 years of financial, business development, and strategic planning experience in the motion picture industry. Mr. Mitchell’s acquisition and financial talents helped Sony Pictures’ Tri-Star division acquire theatrical distribution rights to such hits as Cliffhanger, Sniper, Threesome, and Weekend at Bernie’s 2.

For the last 10 years, as an advisor to Ascendant Pictures and VIP Media Fund, the largest German tax fund, Eric participated in placing over $500 million in production financing into 46 feature films. Mr. Mitchell is a graduate of Carnegie Mellon University and received his M.S. in Management from the Massachusetts Institute of Technology’s Sloan School of Business.

Wendy Haviland has over 10 years of experience in the field of public company administration, specifically with Cash Technologies Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors
Front Row Networks, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Front Row Networks, Inc. (the “Company”) as of December 31, 2010 and the related statement of operations, cash flows and changes in shareholders’ deficit for the period from July 27, 2010 (inception) through December 31, 2010. These financial statements are the responsibility of Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010, and the results of its operations and its cash flows for the period from July 27, 2011 (inception) through December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MaloneBailey, LLP
www.malonebailey.com
Houston, Texas

August 18, 2011

FRONT ROW NETWORKS, INC.
BALANCE SHEET

December 31,
2010

Assets
Current Assets
Accounts receivable, net	$45,000
Due from related party - short term	1,500
Total current assets	46,500
Total Assets	$46,500

Liabilities and Shareholders' Deficit
Current Liabilities
Accounts payable and accrued liabilities	$45,021
Total current liabilities	45,021
Due to related party - long term	60,562
Total Liabilities	105,583

Shareholders' Deficit
Common stock, $.001 par value, 10,000,000 shares authorized, 1,000 shares issued and outstanding	1
Additional paid –in capital	(59,084)
Retained earnings	-
Total shareholders' deficit	(59,083)
Total Liabilities and Shareholders' Deficit	$46,500

The accompanying notes are an integral part of these financial statements.

FRONT ROW NETWORKS, INC.
STATEMENT OF OPERATIONS

For the Inception Period Ended
December 31, 2010

Revenues	$160,000
Cost of Revenue	(130,459)
Gross Revenue	29,541

Operating Costs and Expenses
General and administrative	1 9 ,0 30
Income from operations	1 0 ,51 1

Income taxes	1,577
Net income	$8,934

The accompanying notes are an integral part of these financial statements.

FRONT ROW NETWORKS, INC.
STATEMENT OF SHAREHOLDERS’ DEFICIT
The In ception Period Ended December 31, 2010

	Common Stock		Additional Paid-in	Retained	Total Shareholder's
	Shares	Amount	Capital	Earnings	Deficit
Shareholder contribution	1,000	$1	$999	$-	$1,000
Shareholder distribution	-	-	(60,083)	(8,934)	(69,017)
Net income for the year	-	-	-	8,934	8,934
Balance, December 31, 2010	1,000	$1	$(59,084)	$-	$(59,083)

The accompanying notes are an integral part of these financial statements.

FRONT ROW NETWORKS, INC.
STATEMENT OF CASH FLOWS

For the Inception Period Ended
December 31, 2010

Cash Flows From Operating Activities

Net income	$8,934
Changes in operating assets and liabilities:
Accounts receivable, net	(45,000)
Accounts payable and accrued liabilities	45,021
Net cash provided by operating activities	8 ,9 5 5

Cash Flows From Investing Activities
Advances/loans to related parties	(1,500)
Net cash used in investing activities	(1,500)

Cash Flows From Financing Activities
Shareholder contribution	1,000
Shareholder distributioin	(69,017)
Borrowing from related party	60,562
Net cash used in financing activities	(7,455)

Net increase (decrease) in cash and cash equivalents	-
Cash and cash equivalents, beginning of period	-
Cash and cash equivalents, end of period	$-

Supplemental disclosure information:
Income taxes paid	$-
Interest paid	$-

The accompanying notes are an integral part of these financial statements.

FRONT ROW NETWORKS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS OPERATIONS

Front Row Networks Inc. ("we", "our" or the "Company") was incorporated on July 27, 2010 in Nevada. The Company is a content creation company which intends to produce, acquire and distribute live concerts in 3D for initial worldwide digital broadcast into digitally-enabled movie theaters, TV and mobile streaming providers. During the initial period, the Company produced a single music video.

Going Concern

As reflected in the accompanying financial statements, the Company has no retained earnings at December 31, 2010 for the initial period ended December 31, 2010. The Company also had a negative additional paid-in capital of $59,084 as of December 31, 2010.  These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements have been prepared on a going basis and do not include any adjustments that might result from outcome of this uncertainty.

Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America r equires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the amount of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made.  However, actual results could differ materially from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand deposits with banks and liquid investments with an original maturity of three months or less.

Accounts Receivable

Accounts receivable are recorded at the net invoice value and are not interest bearing. We consider receivables past due based on the contractual payment terms. We perform ongoing credit evaluations of our customers, and generally we do not require collateral on our accounts receivable. We estimate the need for allowances for potential credit losses based on historical collection activity and the facts and circumstances relevant to specific customers and we record a provision for uncollectible accounts when collection is uncertain. To date, we have not experienced any credit related losses.

Revenue Recognition

We recognize revenues when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable and collectability is reasonably assured.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740 which requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Fair Value of Financial Instruments

ASC 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for current receivables and payables qualify as financial instruments. Management concluded the carrying values are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their stated interest rate approximates current rates available.  The three levels are defined as follows:

●      Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●      Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

●      Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value.

It is management’s opinion that as of December 31, 2010, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet.  This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates.  The carrying amounts of short-term loans approximate their fair values because the applicable interest rates approximate current market rates.

Recent Accounting Pronouncements

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

NOTE 3 - RELATED PARTY BALANCES AND TRANSCATIONS

Due from related party

At December 31, 2010, the Company had a receivable from Mr. John Diaz, the CEO and major shareholder of the Company of $1,500.  This borrowing bears no interest and is repayable on demand.

Due to related party

The Company borrowed $60,562 from Mrs. Nancy Louise Jones, wife of Mr. John Diaz, the CEO and major shareholder, on November 26, 2010. The maturity date of this loan is February 8, 2012. This loan bears no interest before default, however, interest is payable after default with interest on overdue princip a l at a monthly rate of 0.5% compounded monthly.

NOTE 4 – SHAREHOLDERS’ DEFICIT

During the inception period, the Company issued 1,000 shares for $1,000.

During the inception period, the Company’s CEO and major shareholder, Michael Sullivan, misappropriated $69,017 from the Company. Mr. Sullivan later entered into a loan agreement with the Company in February 2011  and pledged his equity interest in Writers’ Group Film Corp. as collateral. The amount was treated as a shareholder distribution as it is not expected to be fully recovered.

NOTE 5 – CONCENTRATION

From inception of the Company to December 31, 2010, 100% of the Company’s revenue is generated from one Production Service Agreement signed with one customer.

NOTE 6 - SUBSEQUENT EVENTS

On January 11, 2011, the Company borrowed $60,000 from 3D Conversion Rights LLC, a company wholly- owned by Diaz, with a maturity date of February 1, 2012. In March 2011, the Company borrowed another $117,600 from 3D Conversion Rights LLC, with a maturity date of April 4, 2012. These loans bear no interest before default, however, interest is payable after default with interest on overdue principal at a monthly rate of 0.5%.

During the initial period ended March 31, 2011 (December 31, 2010), the Company’s then-CFO and shareholder Michael Sullivan misappropriated $130,552 ($69,017). On February 15, 2011, the Company and Mr. Sullivan entered into a loan agreement to repay the Company on February 14, 2012. The loan bears no interest before default, however, interest is payable after default with interest on overdue principal at a monthly rate of 0.5% compounded monthly. Mr. Sullivan’s equity interests in Writers Group Film Corporation (WRIT) are held as collateral for this loan. The loan amount was treated as shareholder distribution as it is not expected to be fully recovered.

In February 2011, FRN completed a reverse acquisition transaction through a share exchange with Writers Group Film Corp. (“WRIT”), whereby WRIT acquired 100% of the issued and outstanding capital stock of the Company in exchange for 100,000,000 shares of the Common Stock of WRIT. As a result of the reverse acquisition, FRN became WRIT’s wholly-owned subsidiary and the former FRN’s shareholders became controlling stockholders of WRIT.  The share exchange transaction with WRIT was treated as a reverse acquisition, with FRN as the accounting acquirer and WRIT as the acquired party.

During April and May 2011, the Company borrowed $124,800 from Anvil International, Ltd. with maturity dates 12 months later.  The loans bears no interest before default, however, interest is payable after default with interest on overdue principal at a monthly rate of 0.5% compounded monthly.

During July 2011, the Company borrowed $100,000 from Tal Kapelner and due half in August and the other half in October 2011.  These loans bear no interest before default, however, interest is payable after default with interest on overdue principal at a monthly rate of 0.667% compounded monthly. In any event of default, the Holder has the right to receive up to 10,000 shares of the Preferred Class, Series B stock.

On July 18, 2011, certain Series B preferred stock holders converted 3,500 such shares into 7,000,000 common shares.

WRITERS’ GROUP FILM CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2010
(UNAUDITED)

		Writers			Pro-Forma
	Front Row	Group	Pro-Forma		Consolidated
	Networks, Inc.	Film Corp.	Adjustments		Balance Sheet
Assets
Current Assets
Cash and cash equivalents	$-	$59	$(59)	a	$-
Accounts receivable, net	45,000	-	-		45,000
Due from related party - short term	1,500	-	-		1,500
Total Assets	$46,500	$59	$(59)		$46,500

Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable	$45,021	$3,024	$(3,024)	a	$45,021
Accrued liability	-	3,102	(3,102)	a	-
Convertible notes payable	-	29,685	(29,685)	a	-
Total current liabilities	45,021	35,811	(35,811)		45,021
Due to related party - long term	60,562	-	-		60,562
Total Liabilities	105,583	35,811	(35,811)		105,583

Stockholders' Equity
Preferred Stock:
Series A convertible preferred stock, $.00001 par, 130,000,000 shares authorized, 10,000 shares issued and outstanding	-	-	-		-
Series B convertible preferred stock, $.00001 par, 70,000,000 shares authorized, 8,500 shares issued and outstanding	-	-	-		-
Series C convertible preferred stock, $.00001 par, 20,000,000 shares authorized, none issued and outstanding	-	-	-		-
Common stock, $0.00001 par, 20,000,000,000 shares authorized	1	1	(1)	b	1
Additional paid in capital	(59,084)	5,150,706	(5,150,706)	b	(59,084)
Retained earnings	-	(5,186,459)	5,186,459	b	-
Total stockholders' equity	(59,083)	(35,752)	35,752		(59,083)
Total Liabilities and Stockholders' Equity	$46,500	$59	$(59)		$46,500

The accompanying notes are an integral part of these financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 – BASIS OF PRESENTATION

In February 2011, Front Row Networks, Inc. (the “Company”) completed a reverse acquisition transaction through a share exchange with Writers Group Film Corp. (“WRIT”), whereby WRIT acquired 100% of the issued and outstanding capital stock of the Company in exchange for 100,000,000 shares of the Common Stock of WRIT. As a result of the reverse acquisition, the Company became WRIT’s wholly-owned subsidiary and the former shareholders of the Company became controlling stockholders of WRIT.  The share exchange transaction with WRIT was treated as a reverse acquisition, with the Company as the accounting acquirer and WRIT as the acquired party.

Consequently, the assets and liabilities and the historical operations that will be reflected in the consolidated financial statements for periods prior to the Share Exchange Agreement will be those of the Company and will be recorded at the historical cost basis.  After the completion of the Share Exchange Agreement, the Company’s consolidated financial statements will include the assets and liabilities of both the Company and WRIT, the historical operations of the Company and the operations of WRIT from the closing date of the Share Exchange Agreement.

These pro forma consolidated financial statements are prepared assuming the above transaction occurred on December 31, 2010.

Audited financial statements of the Company and unaudited interim financial statements of WRIT have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company.

NOTE 2 – PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

(a)	To reflect the spinoff of WRIT’s assets and liabilities upon the Share Exchange.

(b)	To eliminate the equity of the accounting acquiree, WRIT, and to reflect the recapitalization of the common stock and additional paid in capital of the Company as a result of the reverse merger.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Special Note Regarding Forward Looking Statements

In addition to historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We use words such as “believe,” “expect,” “anticipate,” “project,” “target,” “plan,” “optimistic,” “intend,” “aim,” “will” or similar expressions which are intended to identify forward-looking statements. Such statements include, among others, those concerning market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including those identified in Item 1A “Risk Factors” in our current report on Form 8-K for the inception period ended December 31, 2010, as well as assumptions, which, if they were to ever materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in this report and our other filings with the SEC. These reports attempt to advise interested parties of the risks and factors that may affect our business, financial condition and results of operations and prospects. The forward-looking statements made in this report speak only as of the date hereof and we disclaim any obligation, except as required by law, to provide updates, revisions or amendments to any forward-looking statements to reflect changes in our expectations or future events.

Use of Terms

Except as otherwise indicated by the context, references in this report to:

•	“we,” “us,” “our,” or “the Company” are to the business of Front Row Networks, Inc., a Nevada corporation.

•	“SEC” are to the Securities and Exchange Commission;

•	“Securities Act” are to the Securities Act of 1933, as amended;

•	“Exchange Act” are to the Securities Exchange Act of 1934, as amended;

•	“U.S. dollars,” “dollars” and “$” are to the legal currency of the United States.

Overview

Front Row Networks, Inc. (the “Company”) was incorporated on July 27, 2010 in the State of Nevada. The Company is a content creation company which intends to produce, acquire and distribute live concerts in 3D for initial worldwide digital broadcast into digitally-enabled movie theaters. This new concept is intended to present live concerts in 3D, at lower ticket prices, to a massive fan base worldwide in a cost-effective manner. Following the initial 3D theatrical run, the distribution rights to the concerts will be licensed, in both 2D and 3D format, to DVD and Blu-Ray retailers, Free TV broadcasters, cable and emerging 3D cable channels, and mobile streaming providers. Front Row Networks, Inc. will also sell merchandising, such as clothing, household goods, and other products, tailored to each Artist and to each Sponsor, in movie theaters where the live concert is exhibited.

Financial Performance Highlights

The following summarizes certain key financial information for the inception period ended December 31, 2010:

•	Revenues: Our revenues were $160,000 for the inception period ended December 31, 2010.

•	Gross profit and margin: Gross profit was $29,541 and 18.5% for the inception period ended December 31, 2010.

•	Net income: Net income was $ 8,934 for the inception period ended December 31, 2010.

Results of Operations

Financial information for inception period ended December 31, 2010:

The following table sets forth key components of our results of operations from the inception to December 31, 2010, both in dollars and as a percentage of our revenues.

	For the inception period ended December 31, 2010
	Amount	% of Revenues
Revenues	$160,000
Cost of revenue	(130,459)	81.5%
Gross profit	29,541	18.5%
Operating costs and expenses
General and administrative	1 9 ,0 30	11. 9%
Total operating costs and expenses	1 9 ,0 30	11. 9%
Income from operations	1 0 ,51 1	6.6%

Income before income taxes	1 0 ,51 1	6.6%
Income taxes	1,577	1.0%
Net income	$8,934	5.6%

Revenues. The Company entered into a Production Services Agreement in November 2010 to provide the pre-production, principal photography and post-production services for a music video. The services were completed in December 2010 and the total charge was $160,000 for the services.

Cost of revenue. We incurred $130,459 cost for the pre-production, principal photography and post-production of the music video.

Gross profit and gross margin. Our gross profit is equal to the difference between our revenues and our cost of revenue.  Our gross profit was $29,541 and 18.5% for the inception period ended December 31, 2010.

General and administrative expenses. Our general and administrative expenses consist primarily of compensation and benefits to our general management, finance and administrative staff, professional advisor fees and other expenses incurred in connection with general operations. The general and administrative expenses were $1 9 ,0 30  for the inception period ended December 31, 2010.

Income before income taxes. Our income before income taxes was $1 0 ,51 1 for the inception period ended December 31, 2010.

Income taxes. We incurred $ 1,577 income tax expenses for the inception period ended December 31, 2010.
Net income. As a result of the foregoing factors, in the inception period ended December 31, 2010, we generated a net income of $ 8,934 .

Liquidity and Capital Resources

As reflected in the accompanying financial statements, the Company has no retained earnings at December 31, 2010 for the initial period ended December 31, 2010. The Company also had a negative additional paid-in capital of $59,084 as of December 31, 2010.  These factors raise substantial doubt about the ability of the Company to continue as a going concern. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful.

As of December 31, 2010, we had $0 cash and cash equivalents. The following table provides detailed information about our net cash flow for all financial statement periods presented in this report. To date, we have financed our operations primarily through cash flows from operations and short-term borrowings from related party.

Cash Flows

For Inception Period Ended December 31, 2010
Net cash provided by operating activities	$8,955
Net cash used in investing activities	(1,500)
Net cash used in financing activities	(7,455)

Net increase (decrease) in cash and cash equivalents	-
Cash and cash equivalents at beginning of the year	-
Cash and cash equivalents at end of the year	-

Operating activities

Net cash provided by operating activities was $ 8,955 for the inception period ended December 31, 2010. The net cash provided by operating activities is primarily generated from the net income earned during the period.

Investing activities

Net cash used in investing activities was $70,51 7  for the inception period ended December 31, 2010. The net cash used in investing activities is primarily due to funds  distributed to  related part ies .

Financing activities

Net cash provided by financing activities was $ 61,562 for the inception period ended December 31, 2010. The net cash used in financing activities is primarily due to funds borrowed from a related party.

Loan Commitments

As of December 31, 2010, we borrowed $60,562 from a related party. The maturity date of this loan is at February 8, 2012. This loan bears no interest before default, however, interest is payable after default with interest on overdue principle at a monthly rate of 0.5% compounded monthly.

Obligations under Material Contracts

Except with respect to the loan obligations disclosed above, we have no obligations to pay cash or deliver cash to any other party.

Inflation

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future. However, our management will closely monitor price changes in our industry and continually maintain effective cost controls in operations.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial conditions and results of operations and require management’s difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management’s current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

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Accounts Receivable: Accounts receivable are recorded at the net invoice value and are not interest bearing. We consider receivables past due based on the contractual payment terms. We perform ongoing credit evaluations of our customers, and generally we do not require collateral on our accounts receivable. We estimate the need for allowances for potential credit losses based on historical collection activity and the facts and circumstances relevant to specific customers and we record a provision for uncollectible accounts when collection is uncertain. To date, we have not experienced significant credit related losses.

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Revenue Recognition: We recognize revenues when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable and collectability is reasonably assured.

Recent Accounting Pronouncements

See Note 2. “Summary of Significant Accounting Policies — Recently issued accounting pronouncements” to our audited  financial statements included elsewhere in this report.

EXHIBIT

2.1	Restated Share Exchange Agreement of February 25, 2011

SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRITERS GROUP FILM CORP.

Dated: August 16, 2011	By:	/s/ John Diaz
John Diaz, Director and President (Principal Executive)